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                                                               EXHIBIT (a)(1)(C)

                              PRESERVER GROUP, INC.
                      FORM OF NOTICE OF GUARANTEED DELIVERY

This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if a shareholder's Share certificates are not immediately available, if the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit the Letter of Transmittal or other required documents to reach the Tendering Agent prior to the Expiration Date (as defined in the Offer). Such form may be delivered to the Tendering Agent by hand, mail, telex or (for Eligible Institutions only) by facsimile transmission. See Section 3 of the Offer to Purchase.

THE ELIGIBLE INSTITUTION WHICH COMPLETES THIS FORM MUST COMMUNICATE THE
GUARANTEE TO THE TENDERING AGENT AND MUST DELIVER THE LETTER OF TRANSMITTAL AND
CERTIFICATES FOR SHARES TO THE TENDERING AGENT WITHIN THE TIME SHOWN HEREIN.
FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.

                      THE TENDERING AGENT FOR THE OFFER IS:

                            FIRST UNION NATIONAL BANK

                          BY MAIL OR OVERNIGHT COURIER:
                            FIRST UNION NATIONAL BANK
                           CORPORATE TRUST OPERATIONS
                        ATT: CORPORATE ACTIONS DEPARTMENT
                        1525 WEST W.T. HARRIS BLVD., 3C3
                            CHARLOTTE, NC 28288-1153


                            NEW YORK HAND DELIVERIES:

                            FIRST UNION NATIONAL BANK
                        598 LEXINGTON AVENUE, 22ND FLOOR
                               NEW YORK, NY 10022
                               TEL: (212) 839-7500

           DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET
            FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE
                 NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT
                          CONSTITUTE A VALID DELIVERY.

                   FOR INFORMATION CALL THE INFORMATION AGENT:

                               MORROW & CO., INC.
                           445 PARK AVENUE, 5TH FLOOR
                            NEW YORK, NEW YORK 10022

                                FOR INFORMATION:

                          CALL COLLECT: (212) 754-8000
                     BANKS AND BROKERS CALL: (800) 654-2468
                    STOCKHOLDERS PLEASE CALL: (800) 607-0088
                     E-MAIL ADDRESS: PRES.INFO@morrowco.com


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Ladies and Gentlemen:

The undersigned hereby tenders to Preserver Group, Inc. (the "Company"), upon the terms and subject to the conditions set forth in its Offer to Purchase dated
January 14, 2002, and the related Letter of Transmittal (which together constitute the Offer), receipt of which is hereby acknowledged, the number of Shares of Common Stock of the Company, par value $0.50 per share (the "Shares"), listed below, pursuant to the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase.

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

NUMBER OF SHARES:                             SIGN HERE:


--------------------------------------        --------------------------------------
Certificate Nos:  (if available)              Name(s)               (Please Print)
--------------------------------------        --------------------------------------
--------------------------------------        --------------------------------------
(Area Code and Telephone Number)              (Address)

Account No.____________________________       ______________________________________
(At the Depository Trust Company)             Signature(s)

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                                    GUARANTEE
                     (Not to be used for signature guarantee)

THE UNDERSIGNED, A FINANCIAL INSTITUTION THAT IS A PARTICIPANT IN THE SECURITIES
TRANSFER AGENTS MEDALLION SIGNATURE GUARANTEE PROGRAM OR THE NEW YORK STOCK
MEDALLION SIGNATURE PROGRAM OR THE STOCK EXCHANGES MEDALLION PROGRAM, HEREBY
GUARANTEES (i) THAT THE ABOVE-NAMED PERSON(S) HAS A NET LONG POSITION IN THE
SHARES BEING TENDERED WITHIN THE MEANING OF RULE 14e-4 PROMULGATED UNDER THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, (ii) THAT SUCH TENDER OF SHARES
COMPLIES WITH RULE 14e-4, AND (iii) TO DELIVER TO THE TENDERING AGENT AT ONE OF
ITS ADDRESSES SET FORTH ABOVE CERTIFICATE(S) FOR THE SHARES TENDERED HEREBY, IN
PROPER FORM FOR TRANSFER, OR A CONFIRMATION OF THE BOOK-ENTRY TRANSFER OF THE
SHARES INTO THE TENDERING AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY,
TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL (OR
FACSIMILE THEREOF) AND ANY OTHER REQUIRED DOCUMENTS, WITHIN THREE (3) NASDAQ
TRADING DAYS AFTER THE DATE OF RECEIPT BY THE TENDERING AGENT.

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

Name of Firm:                                              Address:


--------------------------------------                     --------------------------------------
(Authorized Signature)                                              (Zip Code)

                                                           Area Code and
Name:_________________________________                     Telephone No.:________________________

Title:________________________________                     Dated:________________________________

-------------------------------------------------------------------------------------------------



THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.


DO NOT SEND SHARE CERTIFICATES WITH THIS FORM. YOUR SHARE CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

----------------------------                     -----------------------------

----------------------------                     -----------------------------


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